SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2004

PETCO Animal Supplies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-23574	33-0479906
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9125 Rehco Road

San Diego, California 92121

(Address of Principal Executive Offices, including zip code)

(858) 453-7845

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

This Current Report on Form 8-K is filed by PETCO Animal Supplies, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

ITEM 5. Other Events and Required FD Disclosure.

Attached as Exhibit 1.1 hereto and incorporated by reference herein is the Underwriting Agreement dated June 17, 2004 by and among the Company, the selling stockholders named in Schedule II therein (the “Selling Stockholders”) and Lehman Brothers Inc., relating to the public offering by the Selling Stockholders of an aggregate of 280,000 shares of the Company’s common stock, par value $0.001 per share, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-112590).

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement dated as of June 17, 2004 by and among PETCO Animal Supplies, Inc., the selling stockholders named in Schedule II therein and Lehman Brothers Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2004	PETCO ANIMAL SUPPLIES, INC.

	By:	/s/ RODNEY CARTER
	Name:	Rodney Carter
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement dated as of June 17, 2004 by and among PETCO Animal Supplies, Inc., the selling stockholders named in Schedule II therein and Lehman Brothers Inc.